SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                October 18, 1995



                           MORGAN STANLEY FINANCE PLC

             (Exact name of registrant as specified in its charter)


           England                  1-11279                Not Applicable

(State or other jurisdiction     (Commission File         (I.R.S. Employer
      of incorporation)              Number)           Identification Number)



             25 Cabot Square, Canary Wharf, London, E14 4QA England
                     (Address of principal executive offices
                               including zip code)


                                 (4471) 425-8000
                         (Registrant's telephone number
                              including area code)



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Item 5.  Other Events

                  Incorporated herein by reference as Exhibit 4 is the Capital Unit Agreement, dated as of October 18, 1995 (the "Capital Unit Agreement") among Morgan Stanley Finance plc (the "Company"), Morgan Stanley Group Inc. ("MS Group"), Chemical Bank as Agent and Book-Entry Unit Depositary under the Capital Unit Agreement and as Trustee under the Indenture, dated as of November 15, 1993, and the holders from time to time of the Capital Units described therein.


Item 7(c).        Exhibits

                  4. Capital Unit Agreement dated as of October 18, 1995 among the Company, MS Group, Chemical Bank as Agent, Book-Entry Unit Depositary and Trustee, and the holders from to time of the Capital Units described therein (previously filed as Exhibit 4 to MS Group's Current Report on Form 8-K (file no. 1-9085) dated October 18, 1995 and incorporated herein by this reference).

                  23.1 Consent of Shearman & Sterling (previously filed as
Exhibit 23.1 to MS Group's Current Report on Form 8-K (file no. 1-9085) dated October 18, 1995 and incorporated herein by this reference).

                  23.2 Consent of Linklaters & Paines (previously filed as
Exhibit 23.2 to MS Group's Current Report on Form 8-K (file no. 1-9085) dated October 18, 1995 and incorporated herein by this reference).




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      MORGAN STANLEY FINANCE PLC
                                                        (Registrant)



Date:    October 20, 1995                             By:/s/ Charles B. Hintz
                                                         ______________________
                                                         Charles B. Hintz
                                                         Director